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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 17, 1998 in the Post-Effective Amendment No. 2 to the Registration Statement on Form SB-2 and related Prospectus of Cortex Pharmaceuticals, Inc. for the Registration of shares of its common stock.

                                                     /s/ ERNST & YOUNG LLP

                                                     ERNST & YOUNG LLP

San Diego, California
November 2, 1998